Restricted Assets	12 Months Ended
Dec. 31, 2012
Restricted Assets

4. Restricted Assets

As of December 31, 2011, one of the Company’s subsidiaries, Gravity Interactive, Inc. issued an irrevocable letter of credit in the amount of $250,000 (￦290 million) to its landlord in relation to an office lease agreement with no amounts drawn on this letter of credit as of December 31, 2011. Additionally a bank deposit amounting to $250,000 (￦290 million) was provided to a bank as collateral for this letter of credit. Due to the termination of the lease agreement in 2012, there is no restricted bank deposit related to the agreement as of December 31, 2012.

As of December 31, 2012, one of the Company’s subsidiaries, Gravity Games Corp. has a restricted long-term financial instrument amounting to ￦5 million provided to financial institution as a guarantee for the issuance of credit card. The Company records this restricted long-term investment as other non-current assets.